Exhibit 10.52

AMENDMENT TO

                      DEFERRED COMPENSATION AGREEMENT

                                      IDAHO POWER COMPANY

(Change to Time and/or Form of Payment)

                        AMENDMENT TO DEFERRED COMPENSATION AGREEMENT, by and between _______________ (“Director”) and Idaho Power Company (the “Company”);

                                                            W I T N E S S E T H:

                        WHEREAS, Director is a member of the Board of Directors (the “Board”) of the Company; and

                        WHEREAS, Director has elected to defer all or a portion of Director cash fees for service as a member of the Board pursuant to [a] Deferred Compensation Agreement[s] dated __________[and [__________] (collectively, the “Deferred Compensation Agreement”)][ADD THE FOLLOWING IF DIRECTOR HAS EXECUTED AN AMENDMENT TO DEFERRED COMPENSATION AGREEMENT: and an Amendment to Deferred Compensation Agreement dated _____________ (collectively, the “Deferred Compensation Agreement”)]; and

                        WHEREAS, Director desires to change his/her prior election regarding the time and/or form of payment of his/her account under the Deferred Compensation Agreement.

                        NOW, THEREFORE, in consideration of the premises, Director and the Company hereby agree as follows:

                        1.         Subject to Section 2 below, Director’s Deferred Compensation Agreement shall be amended so that the entire credit balance of Director's interest account as provided in the Deferred Compensation Agreement shall be distributed as follows:

(Choose one)

(a)        ___      a lump sum cash payment as soon as practicable (but not more than 90 days) after the first business day of the 6th calendar year [NOTE THAT THIS COULD BE ANY CALENDAR YEAR LATER THAN THE 6TH AS WELL] following the year in which Director experiences a separation from service, as that term is used in Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (a “Separation from Service”), with the Company, such amount equal to the credit balance of Director’s interest account as provided in Section 4 of the Deferred Compensation Agreement.

(b)        ___      in a series of ____ annual cash installment payments (not more than 10) to be made on the first business day of the calendar year commencing with the 6th calendar year [NOTE THAT THIS COULD BE ANY CALENDAR YEAR LATER THAN THE 6TH AS WELL] following the year in which Director experiences a Separation from Service with the Company.  The unpaid credit balance of the deferred Fees shall continue to be adjusted, as provided in Section 4 of the Deferred Compensation Agreement, during the period that the installment payments are being made.

2.         It is the intent of the Company and Director that Director’s election pursuant to this Amendment to Deferred Compensation Agreement comply with the rules regarding subsequent changes in time and form of payment under Section 409A of the Internal Revenue Code of 1986, as amended, and any regulations and guidance issued thereunder, including Treas. Reg. Section 1.409A-2(b), and this Amendment to Deferred Compensation Agreement shall be interpreted accordingly.  Accordingly, notwithstanding anything herein to the contrary, Director’s election HEREUNDER shall not take effect until at least 12 months after the date such election is made and shall be of no force or effect IF payments are scheduled to be PAID or commence prior to the DATE SUCH ELECTION WOULD BECOME EFFECTIVE.

3.         Capitalized terms not otherwise defined herein shall have the meanings given them in the Deferred Compensation Agreement.

4.         All terms, provisions and conditions applicable to Director's interest account set forth in the Deferred Compensation Agreement and not set forth herein are hereby incorporated by reference herein.

5.         This Amendment to Deferred Compensation Agreement shall be irrevocable upon delivery to the Secretary of the Company.

                        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Deferred Compensation Agreement this ____ day of ______________, 20___.

                                                                                    By

                                                                                         [Name]

                                                                                    IDAHO POWER COMPANY

                                                                                    By